Federated InterContinental Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (TICKER RIMAX)
CLASS B SHARES (TICKER ICFBX)
CLASS C SHARES (TICKER ICFFX)
INSTITUTIONAL SHARES (TICKER ICFIX)
CLASS R6 SHARES (TICKER ICRSX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2017
A Special Meeting of Shareholders of Federated InterContinental Fund (the “Fund”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 AM (Eastern Time), on August 11, 2017, for the following purpose:
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated International Leaders Fund would acquire all or substantially all of the assets of Federated InterContinental Fund in exchange for Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares of Federated International Leaders Fund to be distributed pro rata by Federated InterContinental Fund to its shareholders of Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares, respectively, in complete liquidation and termination of Federated InterContinental Fund (the “Reorganization”).
The Agreement and Plan of Reorganization was reviewed and approved by the Board of Trustees (“Board”) of Federated Equity Funds at a meeting held on May 18, 2017. The Board's approval of the Agreement and Plan of Reorganization is subject to further approval by the Fund's shareholders.
The record date for determination of shareholders entitled to vote at the meeting has been fixed at June 12, 2017. Holders of shares purchased after this date will not be entitled to vote at the meeting. Assuming shareholder approval is obtained, the Reorganization is expected to occur after the close of business on or about August 25, 2017.
At the time of the Reorganization, it is anticipated that the Fund will transfer most, if not all, of its then existing portfolio to the Federated International Leaders Fund. However, effective July 1, 2017, to better align its portfolio, the Fund will begin to dispose of certain portfolio securities prior to the Reorganization, such that prior to the Special Meeting and/or prior to or at the time of Reorganization, the Fund's portfolio will primarily consist of cash or cash equivalents, appropriate securities acquired with the proceeds of sales undertaken to better align the portfolios or a combination of both. Doing so may cause the Fund to deviate from its stated investment objectives and strategies.

To the extent that Federated Investors, Inc., one of its subsidiaries, or its officers and directors, may be deemed to be participants in the solicitation of proxies from shareholders of the Fund in connection with the proposed proxy statement, additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed proxy statement will be included in, or incorporated into the proxy statement that the Fund intends to file with the Securities and Exchange Commission (SEC).
The foregoing is not an offer to sell, nor a solicitation to buy, shares of any acquiring fund, nor is it a solicitation of any proxy. Shareholders of the Fund, as of June 12, 2017, will be receiving a Prospectus/Proxy Statement, or an “Important Notice Regarding the Availability of Proxy Materials,” that provides additional information regarding the proposed reorganization. The Prospectus/Proxy Statement, and any other documents filed by the Fund with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov or at the Fund's website at FederatedInvestors.com. Investors should read the Prospectus/Proxy Statement carefully before making any voting decision, because it contains important information.
May 24, 2017
Federated InterContinental Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453849 (5/17)
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